UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2015

(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	333-204855	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3280 Peachtree Road NE, Suite 1600

Atlanta, Georgia 30305

(Address of principal executive offices)

(Zip Code)

(404) 995-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2015, J. David Allen, Rene M. Diaz, Steven W. Smith and John F. Ward each resigned from the Board of Directors (the “Board”) of Atlantic Capital Bancshares, Inc. (the “Company”) effective upon the effective time of the proposed merger (the “Effective Time”) of First Security Group, Inc. (“First Security”) with and into the Company pursuant to the terms of the Agreement and Plan of Merger, dated March 25, 2015 and amended on June 8, 2015, between the Company and First Security (the “Merger Agreement”). The resignations were in accordance with the terms of the Merger Agreement. The Merger is expected to close on October 31, 2015.

On October 15, 2015, the Board also increased the size of the Board to thirteen (13) members effective upon the Effective Time. Also on October 15, 2015, the Board appointed Henchy R. Enden, John N. Foy, Adam G. Hurwich, D. Michael Kramer, Larry D. Mauldin and Stephen Levey to fill, effective upon the Effective Time, the six (6) vacancies created by the increase in the size of the Board and the resignations described above. The appointments to the Board were made in accordance with the terms of the Merger Agreement. It is expected that Ms. Enden will serve on the Audit Committee, Mr. Foy will serve on the Audit Committee and the Governance and Nominating Committee, and Messrs. Hurwich, Levey and Mauldin will serve on the Compensation Committee.

None of the newly appointed directors have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with their appointment to the Board, upon the Effective Time, Ms. Enden and Messrs. Foy, Hurwich, Mauldin and Levey will each be entitled to a pro-rata portion of the compensation paid to the Company’s non-employee directors. A description of such compensation can be found in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-204855) filed with the Securities and Exchange Commission and declared effective on September 14, 2015 (the “Joint Proxy Statement/Prospectus”). Mr. Kramer will not receive any compensation for serving on the Board.

On October 15, 2015, the Board also appointed Mr. Kramer as President and Chief Operating Officer of the Company, effective upon the Effective Time, pursuant to the terms of the Merger Agreement. Information regarding Mr. Kramer’s business experience and compensatory arrangement with the Company effective upon the Effective Time was included in the Joint Proxy Statement/Prospectus. In connection with Mr. Kramer’s appointment, effective upon the Effective Time, Douglas L. Williams, currently President and Chief Executive Officer of the Company, will serve as Chief Executive Officer of the Company.

Item 8.01.	Other Events.

On October 15, 2015, certain appointments were made to the Board, effective upon the Effective Time, in connection with the Merger, which is expected to close on October 31, 2015.

Additional Information About the Atlantic Capital/First Security Transaction:

This communication relates to the proposed merger transaction involving Atlantic Capital Bancshares, Inc. (“Atlantic Capital”) and First Security. In connection with the proposed merger, Atlantic Capital and First Security have filed a definitive joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the Merger with the Securities and Exchange Commission (the “SEC”), which were mailed to shareholders on or about September 18, 2015. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH

THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC CAPITAL, FIRST SECURITY AND THE PROPOSED MERGER. Investors are able to obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by Atlantic Capital will be available free of charge from Patrick T. Oakes, Executive Vice President and Chief Financial Officer, Atlantic Capital Bancshares, 3280 Peachtree Road, N.E., Suite 1600, Atlanta, Georgia, 30305, telephone: (404) 995-6050. Documents filed with the SEC by First Security will be available free of charge from First Security by contacting John R. Haddock, Executive Vice President and Chief Financial Officer, First Security Group, Inc., 531 Broad Street, Chattanooga, Tennessee, telephone: (423) 308-2075.

Atlantic Capital, First Security and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Atlantic Capital and the shareholders of First Security in connection with the proposed merger. Information about the directors and executive officers of Atlantic Capital is included in the definitive joint proxy statement/prospectus filed with the SEC on September 15, 2015. Information about the directors and executive officers of First Security is included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 29, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction is included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC as they become available.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This communication reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Atlantic Capital and First Security. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s, First Security’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Atlantic Capital nor First Security assumes any duty to update forward-looking statements. In addition to factors previously disclosed in First Security’s reports filed with the SEC and those identified elsewhere in this communication, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Atlantic Capital and First Security and between Atlantic Capital Bank and FSGBank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s and First Security’s plans, objectives, expectations and intentions and other statements contained in this communication that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “will,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s and First Security’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Atlantic Capital’s shareholders or First Security’s shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; (20) competition from other financial services companies in the companies’ markets could adversely affect operations; and (21) Atlantic Capital may not be able to raise sufficient financing to consummate the merger. Additional factors that could cause First Security’s results to differ materially from those described in the forward-looking statements can be found in First Security’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Atlantic Capital, First Security or the proposed merger or other matters and attributable to Atlantic Capital, First Security or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital and First Security do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Capital Bancshares, Inc.

By:	/s/ Patrick T. Oakes
Patrick T. Oakes Executive Vice President, Chief Financial Officer, Secretary and Treasurer

October 19, 2015